SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549

                       -------------------

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF

                   THE SECURITIES ACT OF 1934


                Date of Report: February 5, 2001
                      ---------------------

                       GOLD & GREEN, INC.
----------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

Nevada                        0-30116              11-34543389
----------------------------------------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer
                                               Identification No.)

            334 Main Street Port Washington, NY 11050
----------------------------------------------------------------
            (Address of Principal Executive Offices)

Registrant's telephone number:     (516) 944-0789
                              ----------------------------------

Former name or address, if changed since last report: Not applicable
                                                      --------------

Item 1.  Change in Control of Registrant
          Not Applicable
Item 2.  Acquisition or Disposition of Assets
          Not Applicable
Item 3.  Bankruptcy or Receivership
          Not Applicable
Item 4.  Change in Registrant's Certifying Accountants

      On February 5, 2001, the Company's Board of Directors elected to retain Pritchett Siler & Hardy PC as its independent auditors and to dismiss Arnold Berman & Company LLP. The decision to change auditors was recommended by the Company's Board of Directors.

      The reports of Arnold Berman & CO. LLP on the financial statements of the Registrant for each of the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's most recent fiscal years and all subsequent periods preceding such change in auditors, there was no disagreement with Arnold Berman & CO. LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Arnold Berman & CO. LLP ever presented a written report, or otherwise communicated "disagreement" or "reportable" event within the meaning of Item 304 of Regulation S-K.

      The Registrant has authorized Arnold Berman & CO. LLP to respond fully to the inquiries of the Company's successor accountant and has requested that Arnold Berman & CO. LLP provide the Registrant with a letter addressed to the SEC, as required by
Item 304(a)(3) of Regulation S-K, so that Registrant can file such letter with the SEC.

Item 5   Other Events
          Not Applicable
Item 6   Resignation of Registrant's Directors
          Not Applicable
Item 7(c)Exhibits

     99. Unanimous Consent in Lieu of Meeting of  the  Board  of
         Directors of Gold & Green, Inc.

Item 8   Change in Fiscal Year
          Not Applicable

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD & GREEN, INC.

Date: February 5, 2001

By: /s/ Roger Piacentini
Roger Piacentini, President



                          EXHIBIT INDEX



EXHIBIT NO.          DESCRIPTION


   99.               Unanimous Consent in Lieu of Meeting of  the
                     Board of Directors of Gold & Green, Inc.

EX-99
              UNANIMOUS CONSENT IN LIEU OF MEETING
                    OF THE BOARD OF DIRECTORS
                      OF GOLD & GREEN, INC.

         The undersigned, constituting all of the members of the board of directors (the "Board") of Gold & Green, Inc. (the
"Company"), hereby consent unanimously to the following corporate action:

         WHEREAS, the Company is desirous of obtaining a listing for its securities on the NASD Electronic Bulletin Board, and in order to further the Company's efforts in this regard, the Board has decided and agreed that the Company's current Certified Auditors specifically Arnold Berman & Co. be dismissed and replaced with the Certified Auditors of Pritchett, Siler & Hardy, P.C. Therefore, be it

         RESOLVED, that effective February 5, 2001 the Company shall

        1. Prepare and file a Current Report on Form 8-K with the Securities and Exchange Commission, reflecting the dismissal of Arnold Berman & Co. and replacement of Pritchett, Siler & Hardy,
P.C. as the Company's Auditors;

        2. All such other actions as the officers shall deem necessary or expedient in order to carry out this Resolution of the Board.

Dated:  February 5, 2001


Roger Piacentini

/s/ Roger Piacentini



Dr. John O'Brien

/s/ Dr. John O'Brien